UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 20, 2004

Date of report (Date of earliest event reported)

PATTERSON DENTAL COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	0-20572	41-0886515
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1031 Mendota Heights Road

St. Paul, Minnesota 55120

(Address of Principal Executive Offices, including Zip Code)

(651) 686-1600

(Registrant’s Telephone Number, including Area Code)

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

Exhibit 99.1	Press release announcing its 2004 fourth quarter and twelve months financial results, dated May 20, 2004.

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 20, 2004, the registrant publicly announced financial results for the fourth quarter and twelve months ended April 24, 2004. For further information, please refer to the press release attached hereto as Exhibit 99.1 which is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATTERSON DENTAL COMPANY

Date: May 20, 2004	By:	/s/ R. Stephen Armstrong
R. Stephen Armstrong

Executive Vice President, Treasurer and Chief Financial Officer

(Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release announcing its 2004 fourth quarter and twelve months financial results, dated May 20, 2004.